UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 5, 2019

Jones Soda Co.
(Exact Name of Registrant as Specified in Charter)

Washington	0-28820	52-2336602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

66 South Hanford Street, Suite 150, Seattle, Washington 98134
(Address of Principal Executive Offices) (Zip Code)

(206) 624-3357
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:
None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2019, Jones Soda Co. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2019. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will discuss its results for the quarter ended June 30, 2019 on its scheduled conference call today, August 8, 2019, at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). This call will be webcast and can be accessed by visiting http://public.viavid.com/player/index.php?id=135692 or our website at www.jonessoda.com. Investors may also listen to the call via telephone by dialing (800) 479-1004 (confirmation code: 8209705). In addition, a telephone replay will be available by dialing (844) 512-2921 (confirmation code: 8209705) through August 15, 2019, at 7:30 p.m. Eastern Time.

The information in this Current Report in Item 2.02 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On August 5, 2019, Vanessa Walker informed the Company that she would resign from the Board of Directors (the “Board”) of the Company effective immediately due to personal reasons and time considerations. Ms. Walker’s resignation was not the result of any disagreement between Ms. Walker and the Company, its management, Board of Directors or any committee of the Board of Directors, or with respect to any matter relating to the Company’s operations, policies or practices. As there are no disagreements as contemplated by Item 5.02(a) of Form 8-K, and the Company is disclosing this information pursuant to Item 5.02(b) of Form 8-K.

On August 6, 2019, Ray Silcock informed the Company that he would resign from the Board effective immediately due to personal reasons and time considerations. Mr. Silcock’s resignation was not the result of any disagreement between Mr. Silcock and the Company, its management, Board of Directors or any committee of the Board of Directors, or with respect to any matter relating to the Company’s operations, policies or practices. As there are no disagreements as contemplated by Item 5.02(a) of Form 8-K, and the Company is disclosing this information pursuant to Item 5.02(b) of Form 8-K.

Appointment of New Directors

On August 6, 2019, upon the recommendation of the Nominating Committee of the Board and in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), appointed Paul Norman and Clive Sirkin to fill two existing vacancies on the Board.  This appointment was made in accordance with Section 2 of that certain Investor Rights Agreement dated July 11, 2019 (the “IRA”) entered into by the Company, Heavenly Rx Ltd. (“HeavenlyRx”) and certain of the Company’s shareholders (filed as Exhibit 10.3 to the Company’s current report on Form 8-K filed on July 12, 2019 and incorporated herein by reference). Each of Messrs. Norman and Sirkin are “Investor Designees” of HeavenlyRx, as defined in the IRA. Each of Messrs. Norman and Sirkin’s term of office will expire at the Company’s 2020 annual meeting of shareholders, or his earlier resignation, death or removal.

Since  June 2019, Paul Norman has been chairman and CEO of HeavenlyRx, where he is focused on developing a long-term strategic direction and growing the company’s brand portfolio. Previously, Norman spent over 30 years at the Kellogg Company, a multinational food manufacturing company, and most recently served as president of the company’s North American operations from  April 2015 to April 2018. During his multi-decade career at Kellogg, Norman led various transformation efforts through strategic portfolio innovation and management that resulted in long-term, profitable growth. Norman holds a bachelor’s degree in French studies from the University of Portsmouth, and previously was a board member for the Grocery Manufacturers Association, where he served on the executive committee.

Clive Sirkin is a seasoned marketing executive who has held various executive roles in large, multinational CPG companies. Most recently, from December 2015 to February 2019, he served as chief growth officer at the Kellogg Company, where he was responsible for overseeing sales and marketing strategies, along with leading product innovation and R&D efforts. Prior to Kellogg, from February 2012 to November 2015 , Sirkin held the role of chief marketing officer at Kimberly-Clark, a multinational personal care company, in which he oversaw all marketing operations across the business-to-business and business-to-consumer divisions.  Sirkin holds a bachelor’s degree in marketing and economics from the University of Witwatersrand in South Africa. He currently serves on the board of directors for Screendragon, Generation UCAN and 70 Faces Media.

Each of Messrs. Norman and Sirkin will be eligible to participate in the Company’s amended compensation plan for non-employee directors in effect and as amended from time to time, as described in the Company’s proxy statement on Schedule 14A for its 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 26, 2019.

A copy of the Company’s press release announcing the resignations of Ms. Walker and Mr. Silcock and the appointment of Messrs. Norman and Sirkin is filed with this report as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 8, 2019.
99.2	Press Release dated August 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

Date: August 8, 2019	By:	/s/ Jennifer L. Cue
Jennifer L. Cue
President, Chief Executive Officer and Acting Principal Financial Officer